UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549



                         ______________________________

                                    FORM  8-K
                            _________________________

                                 CURRENT  REPORT



     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):
                                  AUGUST  24,  2004




                                 PIZZA  INN,  INC.
                                 ---------------
             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)


 MISSOURI                         47-0654575                      0-12919
---------------                  ----------                         ------
(STATE  OR  OTHER  JURISDICTION  OF  (I.R.S.  EMPLOYER            COMMISSION
INCORPORATION  OR  ORGANIZATION)  IDENTIFICATION  NO.)           FILE  NUMBER


                               3551  PLANO  PARKWAY
                      THE  COLONY,  TX  75056          75056
                                                     -----
           (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP  CODE)
                                                             ----------



       REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE:  (469)  384-5000




    (FORMER  NAME,  FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                     REPORT)

ITEM  8.01.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.


SEE  ATTACHED  EXHIBIT  99.1

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(C)     EXHIBITS

SEE ATTACHED EXHIBIT 99.1


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PIZZA  INN,  INC.



Date:  August  24,  2004                    By: /s/ Ronald W. Parker
                                   Ronald  W.  Parker,  Chief  Executive Officer

                                INDEX TO EXHIBITS

     Exhibit
     -------
      Item
      ----
      99.1  Press  Release  by Pizza Inn, Inc. regarding quarterly earnings.